HECO Exhibit 10.7(c)

SECOND AMENDMENT TO

LOW SULFUR FUEL OIL SUPPLY CONTRACT

BY AND BETWEEN

CHEVRON PRODUCTS COMPANY,

A DIVISION OF CHEVRON U.S.A. INC.

AND

HAWAIIAN ELECTRIC COMPANY, INC.

This Second Amendment to Low Sulfur Fuel Oil Supply Contract (“Second Amendment”) is entered into as of December 2, 2009, by and between Chevron Products Company, a division of Chevron U.S.A. Inc., a Pennsylvania corporation (“Chevron”), and Hawaiian Electric Company, Inc., a Hawaii corporation (“HECO”).

WHEREAS, Chevron and HECO entered into that certain Low Sulfur Fuel Oil Supply Contract, dated November 14, 1997 (such contract, together with all subsequent amendments thereto, are, collectively, the “Contract”), which was amended by that certain First Amendment to Low Sulfur Fuel Oil Supply Contract, dated April 12, 2004 (“First Amendment”); and

WHEREAS, the First Amendment extended the term of the Contract, but allowed each party to call for renegotiation of the operative price of low sulfur fuel oil (“LSFO”) delivered under the Contract if certain conditions came into existence and further provided the affected party with the right to terminate the Contract if a new price was not agreed upon; and

WHEREAS, pursuant to the First Amendment, the parties have renegotiated the operative price of LSFO delivered under the Contract, and desire, by this Second Amendment, to memorialize their agreement on such price; and

WHEREAS, upon execution of this Second Amendment, HECO intends to apply to the Public Utilities Commission of the State of Hawaii (“PUC”) to seek (a) approval of this Second Amendment, and (b) authorization to recover the fuel costs incurred under the new operative price pursuant to this Second Amendment through HECO’s “Energy Cost Adjustment Clause” (collectively, “PUC Approval Order”);

NOW THEREFORE, the parties agree as follows:

1.

This Second Amendment is a binding agreement between the parties as of December 2, 2009, but the terms of Sections 3 through 7 below shall only become operative February 15, 2010 for fifty percent of all volumes Nominated for Delivery in February 2010, and for all volumes thereafter; provided, however, that HECO may terminate the Contract in its entirety effective fifteen (15) Days after giving written notice of termination to Chevron, if: (a) HECO does not receive a PUC Approval Order by January 31, 2010; or (b) HECO is not satisfied with the form of the PUC Approval Order, in which event HECO’s notice of termination under this clause shall be given, if at all, no later than fifteen (15) Days after (i) the expiration of the appeal period under Rule 4 of the Hawaii Rules of Appellate Procedure if there has been no appeal of the PUC Approval Order, or (ii) the exhaustion of all appellate remedies if there has been an appeal of the PUC Approval Order. For purposes of this Section 1, the phrase “exhaustion of all appellate remedies” means an affirmance or denial, on appeal, in whole or in part, of the PUC Approval Order, with such PUC Approval Order not subject to further appeal, because the jurisdictional time permitted for such an appeal (and/or further appellate process such as a motion for reconsideration or an application for writ of certiorari) has passed without the filing of notice of such an appeal (or the filing for further appellate process).

2.	Under Article 1 (Definitions), Definition 15 is replaced in its entirety with the following:

15. “Extension” means successive 12-Month periods in the term of this Contract in addition to and after the initial term of this Contract as amended, which is through April 30, 2013, each Extension beginning May 1.

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4.	Article 2 (Term of Contract) is replaced in its entirety with the following:

The term of this Contract shall expire on April 30, 2013, but shall automatically continue thereafter for annual Extensions beginning each successive May 1, unless HECO or Chevron gives written notice of termination by October 31 prior to the beginning of an Extension.

5.	Section 5.1 (Price per Physical Barrel) is replaced in its entirety with the following:

For the Monthly cumulative volume, the price of LSFO Delivered shall be determined as follows:

P1 = [-----------------------------------------------------------------------------------------------------]

where:

P1 = Billing price per physical barrel of LSFO Delivered to meet that portion of the Nominated commitment of a Month regardless of the actual Month Delivered, in U.S. dollars.

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Addendum No. 1 hereto contains an illustrative schedule of prices calculated pursuant to this Section 5.1.

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7.	Addendum No. 1 (Illustrative Schedule of Prices) is replaced in its entirety by the Addendum No. 1 attached hereto and incorporated herein by reference.

8.	Except to the extent modified by this Second Amendment, the Contract shall continue unchanged in full force and effect. In the event of any conflict between the terms of the Contract and the terms of this Second Amendment, this Second Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first written above.

CHEVRON PRODUCTS COMPANY,		HAWAIIAN ELECTRIC COMPANY, INC.
a division of Chevron U.S.A. Inc.

By:	/s/ Edward J. Wagner	By:	/s/ Thomas C. Simmons

Name:	Edward J. Wagner	Name:	Thomas C. Simmons

Title:	General Manager	Title:	Vice President

HAWAIIAN ELECTRIC COMPANY, INC.

		By:	/s/ Robert A. Alm

		Name:	Robert A. Alm

		Title:	Executive Vice President

ADDENDUM No. 1

ILLUSTRATIVE SCHEDULE OF PRICES

(Illustrative Product Price Calculation for November 2009)

For the Monthly cumulative volume multiplied by the number of Days in the Month, the price of LSFO Delivered to meet the Nominated commitment of a Month shall be determined as follows:

P1 = [-------------------------------------------------------------------]

Where P1 is the billing price per physical barrel of LSFO Delivered to meet that portion of the Nominated commitment of a Month regardless of the actual Month Delivered, in U.S. dollars.

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